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North Valley Bancorp to Attend Sandler O'Neill West Coast Financial Services
Conference

March 5, 2004 - REDDING, CA - North Valley Bancorp (NASDAQ: NOVB), a bank holding company with $679 million in assets, today announced that Edward J. Czajka, Executive Vice President & Chief Financial Officer, will participate in a panel discussion at a conference sponsored by Sandler O'Neill & Partners, LP, on March 10, 2004 at 3:40 pm PST, in Carlsbad, California.

The conference will be accessible via a webcast through North Valley Bancorp's web site at www.novb.com and through Sandler O'Neill's web site at www.sandleroneill.com during the conference and for 30 days following the conference. Slides of North Valley Bancorp's presentation will be available through either website and will also be filed with the Securities and Exchange Commission on a Current Report on Form 8-K prior to the presentation.

Persons may also listen to the conference via telephone by dialing (706) 645-9215 and referencing "Sandler O'Neill Conference Session 1".

North Valley Bancorp is a bank holding company headquartered in Redding, California. Its main subsidiary, North Valley Bank, operates thirteen commercial banking offices in Shasta and Trinity Counties in Northern California including two in-store supermarket branches and a Business Banking Center. Six Rivers Bank, a division of NVB, operates seven commercial banking offices in Humboldt, Del Norte, and Mendocino Counties. North Valley Bancorp, through its subsidiary bank, offers a wide range of consumer and business banking deposit products and services including internet banking and cash management services. In addition to these depository services, North Valley Bank engages in a full complement of lending activities including consumer, commercial and real estate loans, with particular emphasis on short and medium term loans and installment loans through the Dealer Finance Division. NVB has SBA Preferred Lender status and provides investment services to its customers through an affiliated relationship.

Cautionary Statement: This release contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. Management's assumptions and projections are based on their anticipation of future events and actual performance may differ materially from those projected. Risks and uncertainties which could impact future financial performance include, among others, (a) competitive pressures in the banking industry; (b) changes in the interest rate environment; (c) general economic conditions, either nationally or regionally or locally, including fluctuations in real estate values; (d) changes in the regulatory environment; (e) changes in business conditions or the securities markets and inflation; (f) possible shortages of gas and electricity at utility companies operating in the State of California, and (g) the effects of terrorism, including the events of September 11, 2001, and thereafter, and the conduct of war on terrorism by the United States and its allies. Therefore, the information set forth herein, together with other information contained in the periodic reports filed by the Company with the Securities and Exchange Commission, should be carefully considered when evaluating the business prospects of the Company. North Valley Bancorp undertakes no obligation to update any forward-looking statements contained in this release.

For further information contact:

Michael J. Cushman                     or    Edward J. Czajka
President & Chief Executive Officer          Executive Vice President
(530) 226-2900  Fax: (530) 221-4877          & Chief Financial Officer


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                              North Valley Bancorp
                                  (NASDAQ:NOVB)



                                Edward J. Czajka
                         Executive Vice President / CFO



                  Sandler O'Neill Financial Services Conference
                                 March 10, 2004



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                              Disclaimer Disclosure


This presentation may contain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. For a discussion of factors that could cause actual results to differ, please see the Company's publicly available Securities and Exchange Commission filings, including its annual report Form 10-K for the year ended December 31, 2002, and particularly the discussion of risk factors within that document.



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                              Presentation Contents


         o        Company Profile

         o        Management Team

         o        Business Model

         o        Core Values

         o        Creating Shareholder Value

         o        Financial Information

         o        Valuation



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                                 Company Profile


         o        Founded in 1972

         o Holding Company for North Valley Bank, Six Rivers Bank, a division of North Valley Bank, and Bank Processing, Inc.

         o        Headquartered in Redding, California

         o        Total assets $679 million, as of December 31, 2003

         o        20 branches serving five counties

         o        NASDAQ:NOVB - since 1998



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                               Geographic Markets

California
----------

         Six Rivers Bank
         ---------------

         o        Crescent City
         o        McKinleyville
         o        Arcata
         o        Eureka
         o        Ferndale
         o        Garberville
         o        Willits
         o        Weaverville


         North Valley Bank
         -----------------

         o        Hayfork
         o        Shaeta Lake
         o        Redding
         o        Palo Cedro
         o        Anderson
         o        Cottonwood


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                              Management Experience

Executive                  Title                    Banking Experience
---------                  -----                    ------------------

Mike Cushman               President/CEO                    27

Jack Richter               EVP/COO                          35

Eric Woodstrom             EVP/ Chief Credit Officer        23

Ed Czajka                  EVP/ CFO                         17



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                                 Business Model

         o        Consumer-Focused Retail Branch System

         o        Two Business Banking Centers Serving Commercial Clients

         o        Residential Real Estate Lending Group

         o        Scored Products Consumer Lending

         o        Retail Investment Division



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                                   Core Values

         o        Shareholder Value

         o        Profitability

         o        Growth

         o        Diversification

         o        Corporate Citizenship



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                           Creating Shareholder Value

         o        Grow organically

         o        Expand into new markets through de novo or acquisition

         o        Refine sales culture

         o        Continue to develop our product delivery system

                  -        Business Banking Center

                  -        Express Banking Center

                  -        Essex Financial Services

                  -        Online Banking, BillPay

                  -        Customer Resource Center

         o        Capital Management



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                              Key Financial Ratios


                                                                      Peer*
                               2001         2002         2003         Banks
                             --------     --------     --------     --------
Profitability Ratios
Net Interest Margin              5.02%        5.39%        4.74%        4.07%
ROA                              1.18%        1.30%        1.19%        1.12%
ROE                             13.11%       17.31%       16.66%       12.55%
Non-Int Expense/Avg Assets       3.93%        3.99%        4.06%        3.12%
Non-Int Income/Avg Assets        1.57%        1.50%        1.68%        1.08%


  * - Source: September 2003 Federal Reserve Bank Holding Company Performance Report



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                               Earnings Per Share
                                     (Core)



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                      2000    2001    2002    2003    2004(e)
                      ----    ----    ----    ----    ----
                      0.66    0.82    1.11    1.13    1.24



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                                    Valuation



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                                    Multiple


                                                           Price/'04 Est
                             Price/Book   Price/TTM EPS        EPS
                             ----------   -------------    -------------
         NOVB                   2.407          15.12          13.67
         Cal Peers              2.451          18.28          16.16
         Nat'l Peers            2.042          17.81          15.77



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                              North Valley Bancorp
                                  (NASDAQ:NOVB)



                                Edward J. Czajka
                         Executive Vice President / CFO



                  Sandler O'Neill Financial Services Conference
                                 March 10, 2004



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